Exhibit 99

                                [REX STORES LOGO]

NEWS ANNOUNCEMENT                              FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION CONTACT:
Douglas Bruggeman                               Joseph N. Jaffoni/David Collins
Chief Financial Officer                         Jaffoni & Collins Incorporated
937/276-3931                                    212/835-8500 or rsc@jcir.com

                REX STORES REPORTS FISCAL SECOND QUARTER DILUTED
           EARNINGS PER SHARE OF $0.48 VERSUS $0.13 IN THE PRIOR YEAR

         - REPURCHASES 454,700 SHARES PURSUANT TO PRIOR AUTHORIZATION -


Dayton, Ohio (September 5, 2007) -- REX Stores Corporation (NYSE:RSC) today announced financial results for the three month period ended July 31, 2007.

Net income in the fiscal 2007 second quarter ended July 31, 2007 was $5.8 million, or $0.48 per diluted share, compared with net income of $1.5 million, or $0.13 per diluted share, in the second quarter of fiscal 2006. For the quarter ended July 31, 2007, income from continuing operations, net of taxes was $3.8 million, compared with income from continuing operations, net of taxes of $1.6 million in the same period a year ago. Per share results are based on 11,989,000 and 11,575,000 diluted weighted average shares outstanding for the quarters ended July 31, 2007 and July 31, 2006, respectively.

Net sales and revenue in the fiscal 2007 second quarter were $56.3 million compared with $63.6 million in the fiscal 2006 second quarter. Comparable store sales for the quarter ended July 31, 2007 declined 12.0%. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

REX recorded a total of $5.9 million of income from synthetic fuel limited partnership investments, interest income, gains on sale of real estate and equity in unconsolidated affiliates in the quarter ended July 31, 2007 of which approximately $3.4 million was income from synthetic fuel limited partnership investments. In the fiscal 2006 second quarter, REX recorded approximately $2.7 million of income from these sources (none which was derived from equity in unconsolidated affiliates). During the quarter ended July 31, 2007 REX recognized a $0.6 million loss from
                                     -more-


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REX REPORTS FISCAL 2007 SECOND QUARTER, 9/5/07                            page 2

discontinued operations, net of taxes, compared with a $0.07 million loss from discontinued operations, net of taxes, in the year ago period. In addition, REX recorded a $2.6 million gain on disposal of discontinued operations, net of taxes, in the three months ended July 31, 2007.

In the fiscal 2007 second quarter, REX purchased approximately 195,400 shares of its common stock in open market transactions. In the fiscal 2007 third quarter to date, the Company has repurchased an additional 259,300 shares of its common stock in open market transactions. The Company has approximately 545,300 authorized shares remaining available to purchase under the expanded June 2007 stock buy-back authorization.

On August 30, 2007 (in REX's fiscal 2007 third quarter), REX received 3,693,858 shares of US BioEnergy (NASDAQ: USBE) common stock and approximately $4.8 million of cash as total consideration for its interest in Millennium Ethanol, LLC (acquired by US BioEnergy) based upon the conversion of REX's $14 Million Convertible Secured Promissory Note, accrued interest and exercise of its Related Purchase Rights.

The Company will host a conference call and webcast today at 11:00 a.m. EDT, which are open to the general public. The conference call dial-in number is 212/231-6010; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.earnings.com; please allow 15 minutes to register, download and install any necessary software.

Following its completion, a telephonic replay of the call can be accessed through 1:00 p.m. EDT on September 12, 2007 by dialing 800/633-8284 or 402/977-9140 (international callers). The access code for the audio replay is 21347687. Alternatively, a replay will be available on the Internet for 30 days at WWW.REXTV.COM or WWW.EARNINGS.COM.

Over the past eight years, REX has been active in several synthetic fuel investments and has agreements to participate in four ethanol entities. REX Stores Corporation is also a specialty retailer of consumer electronic products and appliances. As of July 31, 2007, the Company operated 142 retail stores in 35 states under the trade name "REX."

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REX REPORTS FISCAL 2007 SECOND QUARTER, 9/5/07                            page 3


This news announcement contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include the risk factors set forth from time to time in the Company's filings with the Securities and Exchange Commission and include among other things: risks and uncertainties relating to the acquisition of REX Stores' interest in Millennium Ethanol, LLC by U.S. BioEnergy Corporation including uncertainty of the financial performance of U.S. BioEnergy Corporation following completion of the transaction; fluctuations in the market prices and trading volumes of U.S. BioEnergy Corporation common stock; the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, changes in real estate market conditions, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, the potential for Section 29/45K tax credits to phase out based on the price of crude oil adjusted for inflation, and the uncertain amount of synthetic fuel production and resulting income received from time to time from the Company's synthetic fuel investments. As it relates to ethanol investments, risks and uncertainties include among other things: the uncertainty of constructing plants on time and on budget and the price volatility of corn, dried distiller grains, ethanol, gasoline and natural gas.

                                 -tables follow-

REX REPORTS FISCAL 2007 SECOND QUARTER, 9/5/07                            page 4

                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                    UNAUDITED


                                                                      Three Months Ended       Six Months Ended
                                                                           JULY 31                JULY 31
                                                                           -------                -------
                                                                        2007       2006        2007       2006
                                                                        ----       ----        ----       ----
                                                                       (In Thousands, Except Per Share Amounts)

Net sales and revenue                                                 $ 56,264   $ 63,583   $ 113,955   $ 129,572
Cost of sales (Excluding depreciation)                                  38,666     45,822      78,577      92,964
                                                                     ---------   --------   ---------   ---------
Gross profit                                                            17,598     17,761      35,378      36,608
Selling, general and administrative expenses                           (17,013)   (17,645)    (33,834)    (35,936)
Interest income                                                          1,976        287       3,269         579
Interest expense                                                          (121)      (398)       (286)       (799)
Loss on early termination of debt                                            -          -        (651)          -
Gains on sale of real estate, net                                           72      1,735         842       1,735
Equity in income of unconsolidated ethanol affiliates                      412          -       1,522           -
Income from synthetic fuel investments                                   3,406        723      10,139       2,785
                                                                     ---------   --------   ---------   ---------
Income from continuing operations before provision
   for income taxes and minority interest                                6,330      2,463      16,379       4,972
Provision for income taxes                                               2,578        895       6,454       1,845
Minority interest                                                           54          -         (41)          -
                                                                     ---------   --------   ---------   ---------
Income from continuing operations                                        3,806      1,568       9,884       3,127
Loss from discontinued operations, net of tax                             (573)       (71)     (1,525)       (141)
Gain on disposal of discontinued operations, net of tax                  2,577          -       4,985           -
                                                                     ---------   --------   ---------   ---------
NET INCOME                                                              $5,810     $1,497     $13,344      $2,986
                                                                     =========   ========   =========   =========

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                     10,625     10,323      10,548      10,235
                                                                     =========   ========   =========   =========

Basic income per share from continuing operations                        $0.36      $0.15       $0.94       $0.30
Basic loss per share from discontinued operations                        (0.05)         -       (0.14)      (0.01)
Basic income per share on disposal of discontinued operations             0.24          -        0.47           -
                                                                     ---------   --------   ---------   ---------
BASIC NET INCOME PER SHARE                                               $0.55      $0.15       $1.27       $0.29
                                                                     =========   ========   =========   =========
WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                                   11,989     11,575      11,911      11,607
                                                                     =========   ========   =========   =========

Diluted income per share from continuing operations                      $0.32      $0.13       $0.83       $0.27
Diluted loss per share from discontinued operations                      (0.05)         -       (0.13)      (0.01)
Diluted income per share on disposal of discontinued operations           0.21          -        0.42           -
                                                                     ---------   --------   ---------   ---------
DILUTED NET INCOME PER SHARE                                             $0.48      $0.13       $1.12       $0.26
                                                                     =========   ========   =========   =========


                            - balance sheet follows -

REX REPORTS FISCAL 2007 SECOND QUARTER, 9/5/07                            page 5

                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                    UNAUDITED

                                                                     July 31,   January 31,   July 31,
                                                                       2007        2007        2006
                                                                     ---------   ---------   ---------

ASSETS                                                                        (In Thousands)
CURRENT ASSETS:
   Cash and cash equivalents                                          $ 90,293    $ 43,008   $   5,481
   Accounts receivable, net                                              3,128       1,975       4,149
   Synthetic fuel receivable                                             3,851       8,838       3,171
   Note receivable, related party                                            -           -       5,595
   Merchandise inventory, net                                           84,256      70,078     123,349
   Prepaid expenses and other                                            2,932       2,915       2,226
   Future income tax benefits                                            6,562       9,192       9,354
                                                                     ---------   ---------   ---------
     Total current assets                                              191,022     136,006     153,325
PROPERTY AND EQUIPMENT, NET                                             78,575     122,769     121,994
ASSETS HELD FOR SALE, NET                                                1,064       2,009       2,822
OTHER ASSETS                                                            23,595      18,986      10,580
GOODWILL                                                                 1,322       1,322           -
FUTURE INCOME TAX BENEFITS                                              23,533      26,245      29,228
INVESTMENTS                                                             60,887      35,699           -
RESTRICTED INVESTMENTS                                                   2,443       2,406       2,367
                                                                     ---------   ---------   ---------
   Total assets                                                      $ 382,441   $ 345,442   $ 320,316
                                                                     =========   =========   =========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Current portion of long-term debt                                 $   2,183   $   2,678   $   2,476
   Deferred income - extended warranties                                15,085      15,641      15,401
   Accounts payable, trade                                              42,923      23,254      31,557
   Current portion of deferred gain on sale and leaseback                2,068         101         101
   Other current liabilities                                             9,381      10,510      11,296
                                                                     ---------   ---------   ---------
     Total current liabilities                                          71,640      52,184      60,831
                                                                     ---------   ---------   ---------
LONG-TERM LIABILITIES:
   Long-term mortgage debt                                              19,122      31,236      20,117
   Deferred income - extended warranties                                17,653      19,286      18,054
   Deferred gain on sale and leaseback                                   6,163         504         554
   Other                                                                   940           -           -
                                                                     ---------   ---------   ---------
     Total long-term liabilities                                        43,878      51,026      38,725
                                                                     ---------   ---------   ---------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARY                            11,764      11,443           -

SHAREHOLDERS' EQUITY:
   Common stock                                                            298         295         295
   Paid-in capital                                                     143,214     139,337     138,238
   Retained earnings                                                   265,106     252,249     243,884
   Treasury stock                                                     (163,176)   (161,092)   (161,657)
   Accumulated other comprehensive income, net of tax                    9,717           -           -
                                                                     ---------   ---------   ---------
   Total shareholders' equity                                          255,159     230,789     220,760
                                                                     ---------   ---------   ---------
     Total liabilities and shareholders' equity                       $382,441   $ 345,442   $ 320,316
                                                                     =========   =========   =========


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